As filed with the Securities and Exchange                   File No. 33-88334
Commission on  April 25, 2000                               File No. 811-8934

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 10

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 10

                        AETNA GENERATION PORTFOLIOS, INC.
                        ---------------------------------

             151 Farmington Avenue TS31, Hartford, Connecticut 06156
           -----------------------------------------------------------
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
             10 State House Square, Hartford, Connecticut 06103-3602
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

      |X|   on May 1, 2000 pursuant to paragraph (b) of Rule 485

                                     PART B

The Statement of Additional Information is incorporated into Part B of this Post-Effective Amendment No. 10 by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on April 25, 2000 .

                        AETNA GENERATION PORTFOLIOS, INC.

                                   Prospectus


                                   May 1, 2000


                            Aetna Ascent VP (Ascent)
                        Aetna Crossroads VP (Crossroads)
                            Aetna Legacy VP (Legacy)






The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

                                TABLE OF CONTENTS

                                                                               Page
                                                                               ----
THE PORTFOLIOS' INVESTMENTS .................................................    1
 Investment Objectives, Principal Investment Strategies and Risks, Investment
 Performance ................................................................    1
PORTFOLIO EXPENSES ..........................................................    9
OTHER CONSIDERATIONS ........................................................   10
MANAGEMENT OF THE PORTFOLIOS ................................................   11
INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS ..........................   11
TAX INFORMATION .............................................................   12
FINANCIAL HIGHLIGHTS ........................................................   13
ADDITIONAL INFORMATION ......................................................   16

THE PORTFOLIOS' INVESTMENTS

Investment Objectives, Principal Investment Strategies and Risks, Investment Performance

      o Aetna Generation Portfolios, Inc. (Fund) consists of 3 separate portfolios (Portfolios): Aetna Ascent VP (Ascent); Aetna Crossroads VP (Crossroads); and Aetna Legacy VP (Legacy). Below is a description of each Portfolio's investment objective, the principal investment strategies employed on behalf of each Portfolio, and the principal risks associated with investing in each Portfolio.

      o A performance bar chart is provided for each Portfolio. The bar chart shows changes in the Portfolio's performance from year to year. The fluctuation in returns illustrates each Portfolio's performance volatility. The chart is accompanied by the Portfolio's best and worst quarterly returns throughout the years noted in the bar chart.

      o A table for each Portfolio shows its average annual total return. The table also compares the Portfolio's performance to the performance of broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Portfolio's past performance is not necessarily an indication of how it will perform in the future.

      o The performance numbers appearing in the bar charts and tables for each Portfolio do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

      o Additional information on the Portfolios' investment strategies and risks is included on page 10.

      o Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Portfolios.


Investment Objectives

  Ascent         seeks to provide capital appreciation.

  Crossroads     seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

  Legacy         seeks to provide total return consistent with preservation of capital.


                                             Aetna Generation Portfolios, Inc. 1

Principal Investment Strategies. Ascent, Crossroads and Legacy are asset allocation portfolios that have been designed for investors with different investment goals:

      o Ascent is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

      o Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

      o Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus allocates the assets of each Portfolio, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. Each Portfolio may invest up to 15% of its total assets in high-yield, high-risk (high yield bonds). To remain consistent with each Portfolio's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Portfolio level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Portfolio level range allows Aeltus to vary the securities in each Portfolio to take advantage of opportunities as market and economic conditions change.

Each Portfolio's benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Portfolio's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Portfolio's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual securities, Aeltus considers such factors as expected dividend yields and growth rates; bond yields; and current relative values compared to historic averages.


2 Aetna Generation Portfolios, Inc.

Asset Class               Ascent    Crossroads(1)   Legacy(2)   Comparative Index*
-----------               ------    -------------   ---------   ------------------
Equities
Large Capitalization Stocks
Range                      0-70%         0-50%         0-30%    S&P 500 Index
Benchmark                    35%           25%           15%

Small-/Mid-Capitalization Stocks
Range                      0-40%         0-30%         0-20%    Russell 2500 Index
Benchmark                    20%           15%           10%

International Stocks                                            Morgan Stanley Capital
Range                      0-40%         0-30%         0-20%    International Europe,
Benchmark                    20%           15%           10%    Australia and Far East Index

Real Estate Stocks                                              National Association of
Range                      0-10%         0-10%         0-10%    Real Estate Investment Trusts
Benchmark                     5%            5%            5%    Equity Index

Fixed Income
U.S. Dollar Bonds
Range                      0-30%         0-60%         0-90%    Salomon Brothers Broad
Benchmark                    15%           30%           45%    Investment Grade Index

International Bonds
Range                      0-10%         0-10%         0-10%    Salomon Brothers Non-U.S.
Benchmark                     5%            5%            5%    World Government Bond Index

Money Market Instruments
Range                      0-30%         0-30%         0-30%    91-Day U.S. Treasury Bill Rate
Benchmark                     0%            5%           10%

----------------

* See page 8 for a description of each comparative index.
1 Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.
2 Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.


                                             Aetna Generation Portfolios, Inc. 3

Principal Risks. The success of each Portfolio's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Portfolio will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Portfolio are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate, generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates can be less stable. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

Portfolio shares will rise and fall in value and you could lose money by investing in a Portfolio. There is no guaranty the Portfolios will achieve their respective investment objectives. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Portfolios and the interests of qualified plans investing in the Portfolios might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Portfolios for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.


4 Aetna Generation Portfolios, Inc.

Investment Performance

ASCENT


Year-by-Year Total Return


[TABULAR REPRESENTATION OF BAR CHART]

Years Ended December 31,
1996           23.58%
1997           19.90%
1998            4.30%
1999           14.35%


[up arrow]     Best Quarter:
               second quarter 1997,
               up 10.91%

[down arrow]   Worst Quarter:
               third quarter 1998,
               down 13.55%


                                            As of December 31, 1999
Average Annual Total Return        1 Year       Since Inception   Inception Date
Ascent                              14.35%           16.06%          07/05/95
Russell 3000 Index*                 20.90%           25.30%          06/30/95
Ascent Composite**                  12.57%           14.28%          06/30/95

The performance table and bar chart provide an indication of the historical risk of an investment in Ascent. All figures assume reinvestment of dividends and distributions.


* The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
** The Ascent Composite is comprised of the stock and bond indices listed on page 3 in weights that correspond to the particular benchmark weights applicable to Ascent. However, the Ascent Composite performance information for periods prior to
   May 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of May 1, 2000: benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 20%, 20%, 10% and 10%, respectively.


                                             Aetna Generation Portfolios, Inc. 5

Investment Performance

CROSSROADS


Year-by-Year Total Return

[TABULAR REPRESENTATION OF BAR CHART]

Years Ended December 31,
1996       18.81%
1997       17.57%
1998        5.91%
1999       10.22%


[up arrow]    Best Quarter:
              second quarter 1997,
              up 8.90%

[down arrow]  Worst Quarter:
              third quarter 1998,
              down 9.34%


                                           As of December 31, 1999
Average Annual Total Return     1 Year         Since Inception   Inception Date
Crossroads                      10.22%               13.73%          07/05/95
Russell 3000 Index*             20.90%               25.30%          06/30/95
Saly BIG Index**                -0.83%                6.03%          06/30/95
Crossroads Composite***          9.33%               12.14%          06/30/95

The performance table and bar chart provide an indication of the historical risk of an investment in Crossroads. All figures assume reinvestment of dividends and distributions.

* The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
** The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage pass-through securities, and corporate issues.
*** The Crossroads Composite is comprised of the stock and bond indices listed on page 3 in weights that correspond to the particular benchmark weights applicable to Crossroads. However, the Crossroads Composite performance information for periods prior to May 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of May 1, 2000: benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 15%, 15%, 25% and 10%, respectively.


6 Aetna Generation Portfolios, Inc.

Investment Performance

LEGACY


Year-by-Year Total Return




[TABULAR REPRESENTATION OF BAR CHART]

As of December 31, 1999
1996         14.19%
1997         14.50%
1998          6.94%
1999          7.10%



[up arrow]     Best Quarter:
               second quarter 1997,
               up 7.20%


[down arrow]   Worst Quarter:
               third quarter 1998,
               down 5.27%


                                           As of December 31, 1999
Average Annual Total Return      1 Year      Since Inception     Inception Date
Legacy                           7.10%            11.36%           07/05/95
Saly BIG Index*                 -0.83%             6.03%           06/30/95
Legacy Composite**               6.14%             9.96%           06/30/95

The performance table and bar chart provide an indication of the historical risk of an investment in Legacy. All figures assume reinvestment of dividends and distributions.

* The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage pass-through securities, and corporate issues.
** The Legacy Composite is comprised of the stock and bond indices listed on page 3 in weights that correspond to the particular benchmark weights applicable to Legacy. However, the Legacy Composite performance information for periods prior to May 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of May 1, 2000: benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 10%, 10%, 40% and 10%, respectively.


                                             Aetna Generation Portfolios, Inc. 7

Asset Class               Benchmark Index
-------------------------------------------------------------------------------------------------------
Large Cap Stocks          The Standard & Poor's 500 Index is a value-weighted, unmanaged index of
                          500 widely held stocks and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks     The Russell 2500 Index consists of the smallest 500 securities in the Russell
                          1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices is unmanaged.

International Stocks      The Morgan Stanley Capital International-Europe, Australia, Far East Index
                          is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks        The National Association of Real Estate Investment Trusts Equity Index is a
                          market-weighted total return of all tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the
                          NASDAQ National Market System.

U.S. Dollar Bonds         Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S.
                          Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds       The Salomon Brothers Non-U.S. World Government Bond Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan,
                          United Kingdom, Germany, France, Canada, the Netherlands, Australia,
                          Denmark, Italy, Belgium, Spain and Sweden.

Cash Equivalents          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.


8 Aetna Generation Portfolios, Inc.

PORTFOLIO EXPENSES

The following table describes Portfolio expenses. Shareholder fees are paid directly by shareholders. Annual Portfolio Operating Expenses are deducted from Portfolio assets every year, and are thus paid indirectly by all shareholders. Shareholders who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply.


                               Shareholder Fees
                   (fees paid directly from your investment)

                     Maximum Sales Charge          Maximum Deferred Sales Charge
                  (Load) on Purchases (as a          (Load) (as a percentage of
                percentage of purchase price)        gross redemption proceeds)
Ascent                      None                               None
Crossroads                  None                               None
Legacy                      None                               None


                           Annual Portfolio Operating Expenses(1)
                    (expenses that are deducted from Portfolio assets)

                                                                 Fee Waiver/
                Management       Other      Total Operating        Expense          Net
                    Fee        Expenses         Expenses        Reimbursement     Expenses
Ascent             0.60%         0.14%           0.74%              0.00%           0.74%
Crossroads         0.60%         0.14%           0.74%              0.04%           0.70%
Legacy             0.60%         0.15%           0.75%              0.10%           0.65%

1 Aeltus is contractually obligated through December 31, 2000 to waive a portion of its investment advisory fee and/or its administrative services fee for each Portfolio and/or to reimburse a portion of those Portfolios' other expenses in order to ensure that the Portfolios' total operating expenses do not exceed 0.75% in the case of Ascent and the percentage of the other Portfolios' average daily net assets reflected in the table under Net Expenses.

Example

The following example is designed to help you compare the costs of investing in the Portfolios with the costs of investing in other mutual funds. Using the Annual Portfolio Operating Expense percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:



               1 Year     3 Years     5 Years     10 Years
Ascent          $76        $237        $411        $918
Crossroads      $72        $233        $408        $915
Legacy          $66        $230        $407        $921

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may vary from those shown.


                                             Aetna Generation Portfolios, Inc. 9

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described above, the Portfolios may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options. Each Portfolio may enter into futures contracts and use options. The Portfolios primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).

      o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

      o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for a Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Swaps. Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Portfolios are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with a Portfolio's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Portfolio's performance might be less than if the Portfolio had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Portfolio's loss will consist of the net amount of contractual payments that a Portfolio has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Portfolio's swap transactions on an ongoing basis.

Defensive Investing. In response to unfavorable market conditions, each Portfolio may make temporary investments that are not consistent with its principal investment objective and policies.


10 Aetna Generation Portfolios, Inc.

MANAGEMENT OF THE PORTFOLIOS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to each Portfolio. Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

For its most recent fiscal year, each Portfolio paid Aeltus aggregate advisory fees equal to an annual rate of 0.60% of the average daily net assets of the Portfolio.

Portfolio Management

Neil Kochen, Managing Director, Aeltus, has been the lead portfolio manager and asset allocation strategist for the Portfolios since December 1999. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen joined the Aetna organization in 1985 and previously served as head of fixed income quantitative research, head of investment strategy and policy, and as a senior portfolio manager.

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Portfolios, and any fees that may apply.

Orders for the purchase or redemption of Portfolio shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. The insurance company has been designated an agent of each Portfolio for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by a Portfolio, provided that the Portfolio receives notice of the order by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.

Net Asset Value. The NAV of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in 60 days or less are valued using amortized cost, which when combined with accrued interest, approximates market value. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the Portfolio's value may change even though Portfolio shareholders may not be permitted to sell or redeem Portfolio shares.

Business Hours. The Portfolios are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Each Portfolio may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with a Portfolio's investment objective.

The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

                                            Aetna Generation Portfolios, Inc. 11

The Portfolios are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Portfolios reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

TAX INFORMATION

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from the Portfolios to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.

Dividends and Distributions. Dividends and capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, a Portfolio may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Portfolio on a per share basis. As a result, at the time of payment, the share price of the Portfolio will be reduced by the amount of the payment.


12 Aetna Generation Portfolios, Inc.

FINANCIAL HIGHLIGHTS

These financial highlights are intended to help you understand each Portfolio's performance since its commencement of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in the Fund's current Annual Report, which is available upon request.

(for one share outstanding throughout each period)


                                                                           Ascent
                                        -----------------------------------------------------------------------------
                                                                                                       Period From
                                                                                                      July 5, 1995
                                         Year Ended     Year Ended     Year Ended     Year Ended    (Commencement of
                                        December 31,   December 31,   December 31,   December 31,    Operations) to
                                            1999           1998           1997           1996       December 31, 1995
                                        -----------    ------------   ------------   ------------   -----------------
Net asset value, beginning of
 period ..............................    $  14.02       $  14.12       $  12.62       $  10.80        $  10.00
                                          --------       --------       --------       --------        --------
Income from investment
 operations:
 Net investment income ...............        0.39           0.33           0.25+          0.22 +          0.12+
 Net realized and change in
  unrealized gain or loss on
  investments ........................        1.56           0.27           2.25           2.29            0.93
                                          --------       --------       --------       --------        --------
   Total from investment
    operations .......................        1.95           0.60           2.50           2.51            1.05
                                          --------       --------       --------       --------        --------
Less distributions:
 From net investment income...........       (0.33)         (0.35)         (0.34)         (0.23)          (0.25)
 From net realized gains on
  investments ........................       (0.72)         (0.35)         (0.66)         (0.46)             --
                                          --------       --------       --------       --------        --------
   Total distributions ...............       (1.05)         (0.70)         (1.00)         (0.69)          (0.25)
                                          --------       --------       --------       --------        --------
Net asset value, end of period .......    $  14.92       $  14.02       $  14.12       $  12.62        $  10.80
                                          ========       ========       ========       ========        ========
Total return* ........................       14.35%          4.30%         19.90%         23.58%          10.45%
Net assets, end of period (000's).....    $214,412       $207,596       $148,810       $ 45,155        $ 18,850
Ratio of total expenses to
 average net assets ..................        0.74%          0.75%          0.75%          0.84%           1.59%(1)
Ratio of net investment income
 to average net assets ...............        2.31%          2.59%          2.51%          2.53%           2.26%(1)
Portfolio turnover rate ..............      135.30%        104.33%        124.82%        109.77%          39.77%

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                            Aetna Generation Portfolios, Inc. 13

(for one share outstanding throughout each period)

                                                                         Crossroads
                                        -----------------------------------------------------------------------------
                                                                                                       Period From
                                                                                                      July 5, 1995
                                         Year Ended     Year Ended     Year Ended     Year Ended    (Commencement of
                                        December 31,   December 31,   December 31,   December 31,    Operations) to
                                            1999           1998           1997           1996       December 31, 1995
                                        ------------   ------------   ------------   ------------   -----------------
Net asset value, beginning of
 period ..............................    $  13.32       $  13.09       $  11.98       $  10.74        $  10.00
                                          --------       --------       --------       --------        --------
Income from investment
 operations:
 Net investment income ...............        0.45           0.38           0.30+          0.27+           0.13+
 Net realized and change in
  unrealized gain or loss on
  investments ........................        0.87           0.39           1.79           1.72            0.80
                                          --------       --------       --------       --------        --------
   Total from investment
    operations .......................        1.32           0.77           2.09           1.99            0.93
                                          --------       --------       --------       --------        --------
Less distributions:
 From net investment income...........       (0.36)         (0.41)         (0.38)         (0.30)          (0.19)
 From net realized gains on
  investments ........................       (0.51)         (0.13)         (0.60)         (0.45)             --
                                          --------       --------       --------       --------        --------
   Total distributions ...............       (0.87)         (0.54)         (0.98)         (0.75)          (0.19)
                                          --------       --------       --------       --------        --------
Net asset value, end of period .......    $  13.77       $  13.32       $  13.09       $  11.98        $  10.74
                                          ========       ========       ========       ========        ========
Total return* ........................       10.22%          5.91%         17.57%         18.81%           9.30%
Net assets, end of period (000's).....    $197,702       $193,562       $122,990       $ 37,690        $ 18,813
Ratio of total expenses to
 average net assets ..................        0.74%          0.75%          0.75%          0.80%           1.60%(1)
Ratio of net investment income
 to average net assets ...............        3.05%          3.17%          3.20%          3.01%           2.56%(1)
Portfolio turnover rate ..............      142.06%        102.94%        103.08%        105.66%          49.38%

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


14 Aetna Generation Portfolios, Inc.

(for one share outstanding throughout each period)

                                                                         Legacy
                                      -----------------------------------------------------------------------------
                                                                                                     Period From
                                                                                                    July 5, 1995
                                       Year Ended     Year Ended     Year Ended     Year Ended    (Commencement of
                                      December 31,   December 31,   December 31,   December 31,    Operations) to
                                          1999           1998           1997           1996       December 31, 1995
                                      ------------   ------------   ------------   ------------   -----------------
Net asset value, beginning of
 period ............................    $  12.37       $  12.10       $  11.25        $ 10.64        $  10.00
                                        --------       --------       --------       --------        --------
Income from investment
 operations:
 Net investment income .............        0.52           0.41           0.36+          0.33+           0.15+
 Net realized and change in
  unrealized gain or loss on
  investments ......................        0.34           0.43           1.26           1.15            0.68
                                        --------       --------       --------       --------        --------
   Total from investment
    operations .....................        0.86           0.84           1.62           1.48            0.83
                                        --------       --------       --------       --------        --------
Less distributions:
 From net investment income.........       (0.41)         (0.41)         (0.39)         (0.36)          (0.19)
 From net realized gains on
  investments ......................       (0.33)         (0.16)         (0.38)         (0.51)             --
                                        --------       --------       --------       --------        --------
   Total distributions .............       (0.74)         (0.57)         (0.77)         (0.87)          (0.19)
                                        --------       --------       --------       --------        --------
Net asset value, end of period .....    $  12.49       $  12.37       $  12.10        $ 11.25           10.64
                                        ========       ========       ========       ========        ========
Total return* ......................        7.10%          6.94%         14.50%         14.19%           8.27%
Net assets, end of period
 (000's) ...........................    $131,207       $148,526       $ 81,650       $ 27,754        $ 18,253
Ratio of total expenses to
 average net assets ................        0.75%          0.76%          0.75%          0.80%           1.62%(1)
Ratio of net investment income
 to average net assets .............        3.75%          3.81%          3.75%          3.45%           2.91%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ................        0.75%            --             --             --              --
Portfolio turnover rate ............      139.77%        103.71%         85.01%        111.11%          62.43%

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                            Aetna Generation Portfolios, Inc. 15

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about each Portfolio. The most recent annual and semiannual reports also contain information about each Portfolio's investments, as well as a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semiannual reports, or other information about the Portfolios, by calling 1-800-262-3862 or writing to:

                       Aetna Generation Portfolios, Inc.
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Portfolios. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's website (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Portfolios, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act File No. 811-8934.

16 Aetna Generation Portfolios, Inc.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

        (a.1)  Articles of Incorporation(1)
        (a.2)  Articles Supplementary(2)
        (a.3)  Articles of Amendment(3)
        (b)    Amended Bylaws(2)
        (c)    Investment Defining Rights of Holders(4)
        (d) Investment Advisory Agreement between Aeltus Investment Management, Inc. (Aeltus) and Aetna Generation Portfolios,
               Inc. (AGPI), on behalf of Aetna Ascent VP, Aetna Crossroads
               VP and Aetna Legacy VP(5)
        (e)    Underwriting Agreement between Aetna Life Insurance and
               Annuity Company (Aetna) and AGPI(2)
        (f)    Directors' Deferred Compensation Plan(6)
        (g)    Custodian Agreement between AGPI and Mellon Bank, N.A.(1)
        (h.1) Administrative Services Agreement between Aeltus and AGPI, on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP(7)
        (h.2) Amendment to Administrative Services Agreement between Aeltus and AGPI, on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP(5)
        (h.3)  License Agreement(1)
        (i)    Opinion and Consent of Counsel
        (j)    Consent of Independent Auditors
        (k)    Not applicable
        (l)    Agreement Concerning Initial Capital(1)
        (m)    Not applicable
        (n)    Not applicable
        (o)    Not applicable
        (p.1)  Aeltus Code of Ethics(8)
        (p.2)  Aetna Code of Ethics(8)
        (p.3)  Aetna Mutual Funds Code of Ethics(8)
        (q.1)  Power of Attorney (November 6, 1998)(9)
        (q.2)  Authorization for Signature(10)

1. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on June 19, 1995.

2. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 15, 1997.

3. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 27, 1998.

3. Incorporated by reference Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 25, 1996.

5. Incorporated by reference Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on February 16, 2000.

6. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on February 26, 1998.

7. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 27, 1999.

8. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on April 25, 2000.

9. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on December 17, 1998.

10. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control

      Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 2000, Aetna, and its affiliates, had the following interest in the portfolios of the Registrant, through direct ownership or through one of Aetna's separate accounts:

                                                       % Aetna
                                                       -------
                   Aetna Ascent VP                      98.50%
                   Aetna Crossroads VP                  98.93%
                   Aetna Legacy VP                      99.11%

      Aetna is an indirectly wholly owned subsidiary of Aetna Inc.

      A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to
      Item 24 of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A(File No. 33-41694), as filed electronically with the Securities and Exchange Commission on February 23, 2000.

Item 25. Indemnification

      Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Insurance Company, which expires October 1, 2002.

      Section XI.B of the Administrative Services Agreement incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of Aeltus, the Administrator.

      Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26. Business and Other Connections of Investment Adviser

      The investment adviser, Aeltus, is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). It also acts as investment adviser to certain private accounts.

      The following table summarizes the business connections of the directors and principal officers of the investment adviser.

--------------------------------------------------------------------------------------------------------------------
Name                       Positions and Offices                     Other Principal Position(s) Held
----                       with Investment Adviser                   Since Dec. 31, 1997/Addresses*
                           -----------------------                   ------------------------------

--------------------------------------------------------------------------------------------------------------------
John Y. Kim                Director, President, Chief Executive      Director (February 1995 - March 1998) --
                           Officer, Chief Investment Officer         Aetna Life Insurance and Annuity Company;
                                                                     Senior Vice President (since September 1994)
                                                                     - Aetna.

J. Scott Fox               Director, Managing Director, Chief        Vice President (since April 1997) - Aetna
                           Operating Officer, Chief Financial        Retirement Services, Inc.; Director and
                           Officer                                   Senior Vice President (March 1997 - February
                                                                     1998) -- Aetna.

Thomas J. McInerney        Director                                  President (since August 1997) -- Aetna
                                                                     Retirement Services, Inc.; Director and
                                                                     President (since September 1997) -- Aetna;
                                                                     Executive Vice President (since August 1997)
                                                                     -- Aetna Inc.

Catherine H. Smith         Director                                  Chief Financial Officer (since February 1998)
                                                                     -- Aetna Retirement Services, Inc.; Director,
                                                                     Senior Vice President and Chief Financial
                                                                     Officer (since February 1998) -- Aetna; Vice
                                                                     President, Strategy, Finance and
                                                                     Administration, Financial Relations
                                                                     (September 1996 - February 1998) -- Aetna Inc.
Stephanie A. DeSisto       Vice President

Amy R. Doberman            Vice President, General Counsel and       Counsel (since December 1996) -- Aetna
                           Secretary                                 Retirement Services, Inc.

Brian K. Kawakami          Vice President, Chief Compliance          Chief Compliance Officer & Director (since
                           Officer                                   January 1996) -- Aeltus Trust Company; Chief
                                                                     Compliance Officer (since August 1993) --
                                                                     Aeltus Capital, Inc.

Neil Kochen                Managing Director, Chief Investment       Managing Director (since August 1996) --
                           Officer, Equity Investments               Aeltus Capital, Inc.

Frank Litwin               Managing Director, Retail Marketing       Managing Director (since May 1998) --
                           and Sales                                 Aeltus Capital, Inc.

L. Charles Meythaler       Managing Director, Institutional          Director (since July 1997) -- Aeltus Trust
                           Marketing and Sales                       Company.

James Sweeney              Managing Director, Fixed Income
                           Investments

    * Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 27. Principal Underwriters

(a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund and Aetna Variable Portfolios, Inc. and as the investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

(b)   The following are the directors and principal officers of the Underwriter:

       Name and Principal             Positions and Offices with Principal       Positions and Offices
       Business Address*                          Underwriter                        with Registrant
       ------------------             ------------------------------------       ---------------------

       Thomas J. McInerney            Director and President                     None

       Shaun P. Mathews               Director and Senior Vice President         Director

       Catherine H. Smith             Director, Senior Vice President and        None
                                      Chief Financial Officer

       Allan Baker                    Senior Vice President                      None

       David E. Bushong               Senior Vice President                      None

       Paul R. Donovan                Senior Vice President                      None

       Steven A. Haxton               Senior Vice President                      None

       Gary J. Hegedus                Senior Vice President                      None

       Willard I. Hill, Jr.           Senior Vice President                      None

       John Y. Kim                    Senior Vice President and Chief            Director
                                      Investment Officer

       Martin T. Conroy               Vice President and Treasurer               None

       Kathleen A. Murphy             Senior Vice President and Deputy           None
                                      General Counsel

       Therese Squillacote            Vice President and Chief                   None
                                      Compliance Officer

       Thomas P. Waldron              Senior Vice President                      None

       Kirk P. Wickman                Senior Vice President, General Counsel     None
                                      and Corporate Secretary

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156. Mr. Kim's address is 10 State House Square, Hartford, Connecticut 06103-3602.

(c)   Not applicable

Item 28. Location of Accounts and Records

      As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Generation Portfolios, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 25th day of April, 2000.

                                        AETNA GENERATION PORTFOLIOS, INC.
                                        ---------------------------------
                                                  (Registrant)


                                        By      J. Scott Fox*
                                          -----------------------------
                                                J. Scott Fox
                                                President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                       Title                                 Date
---------                       -----                                 ----


J Scott Fox*                    President and Director           )
---------------------------     (Principal Executive Officer)    )
J. Scott Fox                                                     )
                                                                 )
                                                                 )
Albert E. DePrince, Jr.**       Director                         )
---------------------------                                      )
Albert E. DePrince, Jr.                                          )
                                                                 )
                                                                 )
Maria T. Fighetti*              Director                         )    April
---------------------------                                      )    25, 2000
Maria T. Fighetti                                                )
                                                                 )
                                                                 )
David L. Grove*                 Director                         )
---------------------------                                      )
David L. Grove                                                   )
                                                                 )
                                                                 )
John Y. Kim*                    Director                         )
---------------------------                                      )
John Y. Kim                                                      )
                                                                 )
                                                                 )
Sidney Koch*                    Director                         )
---------------------------                                      )
Sidney Koch                                                      )
                                                                 )
                                                                 )
Shaun P. Mathews*               Director                         )
---------------------------                                      )
Shaun P. Mathews                                                 )
                                                                 )
                                                                 )
Corine T. Norgaard*             Director                         )
---------------------------                                      )
Corine T. Norgaard                                               )

Richard G. Scheide*             Director                         )
---------------------------                                      )
Richard G. Scheide                                               )
                                                                 )
                                                                 )
Stephanie A. DeSisto***         Treasurer and Chief Financial    )
---------------------------     Officer (Principal Financial     )
Stephanie A. DeSisto            and Accounting Officer)          )


By: /s/ Amy R. Doberman
   ---------------------------------------
    *Amy R. Doberman
     Attorney-in-Fact

  *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                        Aetna Generation Portfolios, Inc.
                                  EXHIBIT INDEX

  Exhibit No.              Exhibit                                 Page
  -----------              -------                                 ----

99-(i)          Opinion and Consent of Counsel
                                                              ---------------

99-(j)          Consent of Independent Auditors
                                                              ---------------